As filed with the Securities and Exchange Commission on June 13, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 13, 2011
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6523 (Commission File Number)	56-0906609 (I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255 (Address of principal executive offices)	28255 (Zip Code)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
     In connection with the issuance by Bank of America Corporation (the “Registrant”) of its senior and subordinated debt securities (the “Notes”), from time to time, pursuant to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-152418), an updated version of the opinion as to the legality of the Notes is being filed as Exhibit 5.1 to this report. This updated version supersedes and replaces the opinion previously filed as to the legality of the Notes.
     (d) Exhibits.

Exhibit No.	Description
5.1	Opinion of McGuireWoods LLP as to the legality of the Notes.
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
	By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Dated: June 13, 2011		Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of McGuireWoods LLP as to the legality of the Notes.
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1).